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                                                                    EXHIBIT 10.5


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


No. WC-__                                   Warrant to Purchase ______ Shares of
                                            Series C Convertible Preferred Stock

           WARRANT TO PURCHASE SERIES C CONVERTIBLE PREFERRED STOCK
                                      of
                                 BRIAZZ, INC.

     THIS CERTIFIES that, for value received, ____________________, is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from BRIAZZ, INC., a Washington corporation (the "Company"), __________ shares of Series C Convertible Preferred Stock ("Series C Stock") at a purchase price per share of $1.00. The purchase price per share of the Series C Stock upon exercise of this Warrant is sometimes referred to herein as the "Exercise Price." The number and exercise price, if any, of such shares are subject to adjustment as provided in Sections 8 and 9 hereof.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant will be exercisable during the term commencing on the date hereof and ending at 5:00 p.m. Pacific Time on ______________.

     2.   Exercise of Warrant.

          (a) The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Seattle, Washington (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment in cash or check acceptable to the Company of the purchase price of the shares of Series C Stock thereby purchased, whereupon the holder of this Warrant will be entitled to receive a certificate for the number of shares of Series C Stock so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant; provided, however, that it shall be a condition to the exercise of this Warrant that the holder hereof shall agree, or shall have agreed, in writing to become bound by the terms of that certain Amended and Restated Shareholders' Agreement among the Company and its shareholders, dated as of August 15, 1997 (the "Shareholders' Agreement"), as the same may from time be amended and/or restated, if then in effect. The Company agrees that if at the time of surrender of this Warrant and purchase the holder hereof will be entitled to exercise this

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Warrant, the shares of Series C Stock so purchased will be deemed to be issued to such holder as the record owner of such securities as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

          (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Series C Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of such shares of Series C Stock computed using the following formula:

                         Y (A--B)
                       ------------
               X =           A

     Where     X  =  the number of shares of Series C Stock to be issued to the holder

               Y  =  the number of shares of Series C Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

               A  =  the fair market value of one share of Series C Stock (at the date of such calculation)

               B  =  Exercise Price (as adjusted to the date of such
                     calculation)

For purposes of the above calculation, fair market value of one share of Series C Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value of one share of Series C Stock shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Series C Stock is convertible at the time of such exercise. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value shall be the product of (i) the per share offering price to the public of the Company's initial public offering, and (ii) the number of shares of Common Stock into which each share of Series C Stock is convertible at the time of such exercise.

          (c) Certificates for shares of Series C Stock purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant will be delivered to the holder hereof promptly as practicable after the date on which this Warrant shall have been exercised as aforesaid.

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          3.  No Fractional Securities or Scrip.  No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

          4. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividends, participation rights or other rights as a shareholder of the Company prior to the exercise hereof.

          5. Exchange and Registry of Warrant. The Company will maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company will be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

          6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

          7. Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is a Saturday or a Sunday or will be a legal holiday or the equivalent for banks generally in the State of Washington, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday or the equivalent for banks generally in the State of Washington.

          8. Adjustment Rights. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time, as follows:

          (a) Recapitalization, Merger, Sale of Assets. If at any time, there is a capital reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision will be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during a period beginning on the effective date of such reorganization, merger consolidation or sale and ending at 5 p.m. Seattle, Washington time on the tenth (10th) day after the effective date (whereupon this Warrant shall terminate to the extent not previously exercised) and upon payment of the exercise price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the Series C Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before such reorganization, merger, consolidation or sale. The Company shall notify the holder hereof of any such reorganization, merger, consolidation or sale or reclassification, split,

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subdivision or combination of shares not later than the effective date thereof.
In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) will be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price and number of shares purchasable upon exercise of this Warrant) will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b) Reclassification. If the Company at any time reclassifies the Series C Stock or otherwise changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any different class or classes, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change.

          (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired splits, subdivides or combines the securities as to which purchase rights under this Warrant exist, the Exercise Price will be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Upon each adjustment in the Exercise Price, the number of such securities purchasable hereunder will be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which will be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which will be the Exercise Price immediately after such adjustment.

          (d) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series C Stock (and shares of its Common Stock for issuance upon conversion of the Series C Stock) a sufficient number of shares to provide for the issuance of the Series C Stock upon the exercise of any purchase rights under this Warrant and the issuance of Common Stock upon conversion of the Series C Stock. The Company further covenants that its issuance of this Warrant will constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Series Convertible Preferred Stock upon the exercise of the purchase rights under this Warrant.

          9. Conversion into Common Stock. If while the Warrant is exercisable for Series C Stock all of the Company's outstanding shares of the Series C Stock are, at any time prior to the expiration hereof (as determined in accordance with Section 1 above), redeemed or converted into shares of Common Stock in accordance with the Company's Amended and Restated Articles of Incorporation and the rights and preferences of the Series C Stock incorporated therein (the "Articles"), then this Warrant will immediately become exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the Series C Stock received thereupon been simultaneously converted immediately prior to such event, and the Exercise Price will be immediately adjusted by multiplying the Exercise Price by the ratio used to determine the

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number of shares of Common Stock to be issued upon conversion of each share of the Series C Stock adjusted, to the nearest whole share. The Company shall notify the holder hereof of any such redemption or conversion not later than the effective date of such redemption or conversion. This Warrant shall remain so exercisable during a period beginning on the effective date of such redemption or conversion and continuing for the remainder of the term of this Warrant.

          10. Notice of Adjustments. Whenever the Exercise Price or number of shares purchasable hereunder will be adjusted pursuant to Section 8 or 9 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such Certificate to be transmitted to the holder of this Warrant within 10 days of such event.

          11. Warranties and Covenants. The Company warrants and covenants that this Warrant and all shares to be issued hereunder, when issued in accordance with the terms hereof will be, duly and validly issued, fully paid and non-assessable, and free of all liens, claims and encumbrances. The Company further warrants and covenants that this Warrant constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

          12.  Transferability; Compliance with Securities Laws.

          (a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if requested by the Company). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company. Any such transfer will be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

          (b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Series C Stock or Common Stock issuable upon exercise hereof or conversion thereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any shares of Series C Stock or Common Stock issuable upon exercise hereof or conversion thereof, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Series C Stock or Common Stock so purchased are being acquired solely for holder's own account and not as a nominee for any other party, for investment, and not with a present view toward distribution or resale.

          (c) The Series C Stock and Common Stock have not been and will not (except as provided in the Registration Rights Agreement) be registered under the Securities Act or applicable state securities laws and this Warrant may not be exercised except (i) by an "accredited investor" as defined in Rule 501(a) under the Securities Act that acquired this Warrant directly from the Company; or (ii) by a holder that is an "accredited investor" and

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provides the Company with evidence satisfactory to the Company (which may at the
Company's option be required to include an opinion of counsel) to the effect that no violation of the registration provisions of the Securities Act or applicable state securities laws will result from such exercise. Each certificate representing Common Stock, Series C Stock or other securities issued in respect of the Common Stock or Series C Stock upon any conversion, stock split, stock dividend, recapitalization, merger, consolidation or similar event, will be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

          13.  Miscellaneous.

          (a) Issue Date. The provisions of this Warrant will be construed and will be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant will be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Washington and for all purposes will be construed in accordance with and governed by the laws of said state.

          (b) Notices. All notices and other communications called for or required by this Warrant shall be in writing to the parties at their respective addresses stated on Schedule 1 to the Agreement, or to such other address as a party may subsequently specify and shall be deemed to have been received (i) upon delivery in person, (ii) upon the passage of seventy-two (72) hours following post by first class registered or certified mail, return receipt requested, with postage prepaid, (iii) upon the passage of twenty-four (24) hours following post by overnight receipted courier service, or (iv) upon transmittal by confirmed telex or facsimile provided that if sent by facsimile a copy of such receipt requested and postage prepaid, with an indication that the original was set by facsimile and the date of its transmittal.

          (c) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party will be entitled to reasonable attorneys' fees and expenses and court costs incurred in enforcing this Warrant.

          (d) Charges, Taxes and Expenses. Issuance of certificates for shares of Series C Stock upon the exercise of this Warrant will be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses will be paid by the Company, and such certificates will be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Series C

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Stock are to be issued in a name other than the name of the holder of this
Warrant, this Warrant when surrendered for exercise will be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

     IN WITNESS WHEREOF, BRIAZZ, INC., has caused this Warrant to be executed by the undersigned officer thereunto duly authorized.

Dated __________, 2000


                                           BRIAZZ, INC.


                                           By:__________________________________
                                              Victor D. Alhadeff,
                                              Chief Executive Officer

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